                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Fatbrain.com, Inc. on Form S-8 of our report dated March 7, 2000, appearing in the Annual Report on Form 10-KSB of Fatbrain.com, Inc. for the year ended January 31, 2000.




Deloitte & Touche LLP                        /s/ DELOITTE & TOUCHE LLP
San Jose, California                         -----------------------------------
September 14, 2000                           Deloitte & Touche LLP